EXHIBIT 10.7

SECOND AMENDMENT TO AMENDED AND

RESTATED REVOLVING CREDIT AGREEMENT

This Second Amendment to Amended and Restated Revolving Credit Agreement (this "Amendment") is executed as of May 23, 2005, among Mid-America Apartment Communities, Inc. ("MAAC"), Mid-America Apartments, L.P. ("Mid-America"), the financial institutions listed on Schedule 1, as amended or supplemented from time to time (the "Lenders"), and AmSouth Bank, an Alabama banking corporation, as Administrative Agent for the Lenders, its successors and assigns (in such capacity, the "Administrative Agent").

Recitals

A.           MAAC, Mid-America, certain Lenders and the Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement dated as of July 17, 2003, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 19, 2004 (as it may be amended further from time to time, the "Agreement"). Unless otherwise defined in this Amendment, capitalized terms shall have the meaning assigned to them in the Agreement.

B.            The Borrowers have requested that the Agreement be amended to extend the Maturity Date defined in the Agreement and to amend certain other terms.

C.            The parties to the Agreement desire to execute this Amendment to evidence the extension of the Maturity Date and the modification of certain other provisions set forth in the Agreement.

Agreement

NOW, THEREFORE, in consideration of the above Recitals, the parties hereby agree as follows:

1.          Section 1.13(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

(b)

Each Base Rate Loan and each Loan evidenced by the Swing Line Facility Note shall bear interest at the Base Rate minus 100 basis points on its unpaid principal amount from the date such Loan is made until repaid. Accrued interest shall be payable on Base Rate Loans and Loans evidenced by the Swing Line Facility Note on the first day of each month.

2.            The definition of "Fair Market Value" set forth in Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

Fair Market Value shall be determined quarterly, on a "Net Operating Income" basis, not later than the twenty-second (22nd) day of each calendar quarter, but as of the last day of the immediately preceding calendar quarter, from the Effective Date until the Termination Date of the Loans, by dividing the prior calendar quarter's annualized Adjusted NOI of each Stabilized Property subject to a Mortgage by 8.75% (with the exception of the Stabilized Properties known as

Reserve at Dexter Phase I, Phase II and Phase III, for which the cap rate/denominator shall be 8.50%).

3.            The definition of “Margin” set forth in Section 11.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

Margin shall mean 135 basis points.

4.            The definition of "Maturity Date" set forth in Section 11.1 of the Agreement is hereby amended by replacing the date "May 24, 2006" with the date "May 24, 2007."

5.            Schedule 2 of the Agreement is hereby deleted in its entirety and replaced with the Schedule 2 attached hereto.

6.         Exhibit F of the Agreement is hereby deleted in its entirety and replaced with the Exhibit F attached hereto.

7.           In consideration of this Amendment, the Borrowers shall pay to the Lenders on the date hereof an extension fee equal to 17.5 basis points of the Aggregate Commitment ($70,000.00). An additional extension fee shall be payable by the Borrowers to the Administrative Agent on the date hereof pursuant to a separate agreement between the Administrative Agent and the Borrowers.

8.         This Amendment shall not be effective until the following conditions have been fulfilled:

a.	The Administrative Agent has received a fully executed original of this Amendment;
b.	The fees required herein have been received by the Administrative Agent;
c	The Administrative Agent has received appropriate resolutions of the Borrowers authorizing the transactions contemplated herein;
d.	The Administrative Agent has received an opinion of counsel to each of the Borrowers, which opinion shall be satisfactory to the Administrative Agent in all respects; and
e.	The Administrative Agent has received evidence of the payment of 2004 ad valorem taxes for each Mortgaged Property.

Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

Each Borrower represents and warrants that no Event of Default has occurred and is continuing under the Agreement, nor does any event that upon notice or lapse of time or both would constitute such an Event of Default exist.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

Signature page to

Second Amendment to Amended and Restated Revolving Credit Agreement

MID-AMERICA APARTMENT

COMMUNITIES, INC.

By:__________________________________

Name: Al Campbell

Title: Senior Vice President and Treasurer

Signature page to

Second Amendment to Amended and Restated Revolving Credit Agreement

MID-AMERICA APARTMENTS, L.P.

By Mid-America Apartment Communities, Inc.

Its Sole General Partner

By:__________________________________

Name: Al Campbell

Title: Senior Vice President and Treasurer

Signature page to

Second Amendment to Amended and Restated Revolving Credit Agreement

AMSOUTH BANK,

in its individual capacity as Lender

and as Administrative Agent

By:__________________________________

Name: Lawrence Clark

Title: Vice President

Signature page to

Second Amendment to Amended and Restated Revolving Credit Agreement

FIRST TENNESSEE BANK, N.A.

By:_______________________________

Name:_____________________________

Title:______________________________

SCHEDULE 2

[Current List of Properties]

Availability
Property	Advance Rate	as of the date hereof

I.	Stabilized Properties:
1.	Sterling Ridge (GA)	65%	$ 4,977,373
2.	Reserve at Dexter Phases I, II, & III (TN)	65%	$23,788,065
3.	Fountain Lake Apartments (GA)	65%	$ 3,351,482
5.	Whispering Pines Phases I & II (GA)	65%	$ 5,515,633

II.	Development Projects:
None

BORROWING BASE CERTIFICATE

EXHIBIT F

FOR THE ________________ Quarter 200__

Part I	Borrowing Base Calculation
A.	Stabilized Properties

PROPERTY	UNITS	REVENUE/	NOI	MANAGEMENT	CAP. EX.	ADJUSTED	CAPPED	AVAILABLE

1,000     FEE (5%) ($200/unit)NOI AT 8.75% *65%

B.	Development Projects

PROPERTY	PROJECT	COSTS TO	AVAILABILITY TO
	BUDGET	DATE	DATE (AT 40%)

BORROWING BASE		_____________________
$____________________
PART II	Representations and Warranties; Events of Default

1)	The representations and warranties set forth in the Agreement are true and correct as of the date of this Certificate.

2)

No Event of Default, or event which would constitute an event of Default with the passage of time or giving of notice or both, has occurred under this Agreement, except as follows: __________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________.

Dated this ___________ day of ________________, 200___.

MID-AMERICA APARTMENT COMMUNITIES, INC.

BY____________________________________
ITS____________________________________

MID-AMERICA APARTMENTS, L.P.

BY MID-AMERICA APARTMENT COMMUNITIES, INC.
ITS SOLE GENERAL PARTNER
BY_____________________________
ITS_____________________________

*	Cap rate for Reserve at Dexter Phases I, II and III shall be 8.50%.